EXHIBIT 10.137

                      FIRST MODIFICATION OF LEASE AGREEMENT


LANDLORD NAME
AND ADDRESS:                        CONCORD MILLS LIMITED PARTNERSHIP,
                                    a Delaware limited partnership
                                    1300 Wilson Boulevard, Suite 400
                                    Arlington, Virginia 22209

TENANT NAME
AND ADDRESS:                        TOYS INTERNATIONAL, INC.,
                                    a California corporation
                                    550 Rancheros Drive
                                    San Marcos, California 92069

DATE OF LEASE:                      August 10, 1998

LEASED PREMISES:                    Store #522 (approximately 8,135 sf)

SHOPPING CENTER:                    Concord Mills,
                                    Concord, North Carolina


                                  R E C I T A L

     WHEREAS, Landlord and Tenant have entered into a Lease dated August 10, 1998 ("Lease"), whereby Landlord has leased to Tenant the Leased Premises for a term of approximately ten (10) years.

     WHEREAS, Landlord and Tenant have agreed to modify the Lease to increase Tenant's square footage of the Leased Premises and adjust the Minimum Rent and Percentage Rent accordingly, all as provided for herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is hereby agreed as follows:

     1. DESCRIPTION OF LEASED PREMISES:


     Store Number: 518, consisting of approximately 10,402 square feet of floor area as shown on Exhibit "A".


     2. MINIMUM RENT:

         Original Term:

     From the Commencement Date and continuing through the fifth (5th) year of the Original Term, the sum of $228,844.00 ($22.00 psf) annually, payable in equal consecutive monthly installments of $19,070.33 each;



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     Beginning with the sixth (6th) year and  continuing  through the expiration of the Original Term, the sum of $249,648.00 ($24.00 psf) annually, payable in equal consecutive monthly installments of $20,804.00 each.

     3. PERCENTAGE RENT:

     Percentage Factor: 6%

     Sales Break Point for the Original Term:

     From the  Commencement  Date  through the fifth (5th) year of the  Original
Term: $3,269,200.00;

     Beginning with the sixth (6th) year and continuing through the expiration of the Original Term: $3,566,400.00.

     4. Exhibit "A" is replaced with the attached Exhibit "A" dated August 5, 1998.

     5. Exhibit "D", page 14, line 41 is replaced with 10,402 square feet.

     6. Except as expressly modified in this First Modification of Lease Agreement, all the terms, covenants and conditions of said Lease shall remain the same and in full force and effect, shall be binding on the parties hereto, and are hereby ratified and affirmed. Unless specifically defined herein, the capitalized terms used in this First Modification of Lease Agreement shall have the meanings defined in the Lease.

         IN WITNESS WHEREOF, the parties hereto have set their hand and seal as of the ___ day of __________, 19__ and declare this First Modification of Lease Agreement to be binding on them, their respective successors and permitted assigns.

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WITNESS:                                             LANDLORD:

                                                     CONCORD MILLS  LIMITED PARTNERSHIP, a Delaware limited partnership

                                                     By:      Concord Mills, L.L.C., a Delaware limited liability company
                                                     Its:     General Partner

                                                     By:      The Mills Limited Partnership, a Delaware limited partnership
                                                     Its:     Manager

                                                     By:      The Mills Corporation, a Delaware corporation
                                                     Its:     General Partner
                                                     By:       ________________________
                                                              Judith Berson
                                                              Executive Vice President




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WITNESS/ATTEST:                                      TENANT:

                                                     TOYS INTERNATIONAL, INC.,
                                                     a California corporation

__________________________                                    By:      ___________________________

__________________________                                    Its:     ___________________________


__________________________                                    By:      ___________________________

__________________________                                    Its:     ___________________________


                                                     Corporate Seal:


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                           ACKNOWLEDGEMENT OF LANDLORD


COMMONWEALTH OF VIRGINIA                             )
                                                     )ss.
COUNTY OF ARLINGTON                                  )


         On this ______ day of ________________, 19___, before me personally appeared Judith Berson to me known to be the person who executed the foregoing First Modification of Lease Agreement and acknowledged before me that she was duly authorized and did execute same on behalf of CONCORD MILLS LIMITED PARTNERSHIP, a Delaware limited partnership.


                                       -----------------------------------------
                                         Notary Public, Commonwealth of Virginia
                                         My Commission expires:_________________


         ACKNOWLEDGMENT OF CORPORATE TENANT


STATE OF                            )
                                    )ss.
COUNTY OF                           )


         On this ______ day of ________________, 19___, before me personally appeared ____________________________ and __________________, to me personally known, who, being by me duly sworn, did for themselves say that they are the ___________________ and ______________________ of TOYS INTERNATIONAL, INC., a
California corporation, the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and acknowledged before me said instrument to be the free act and deed of said corporation.


                                             -----------------------------------
                                             Notary Public
                                             My Commission expires:_____________